Exhibit 32.2




                               CERTIFICATION


I, Steve H. Rothman, Chief Financial Officer of Micros-to-Mainframes,Inc. hereby certify, pursuant to 18 U.S.C.Section 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Quarterly Report on Form 10-Q for the quarterly period ended
June 30, 2002 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Micros -to- Mainframes, Inc.


Dated: August , 12, 2003

	s/s Steven H. Rothman
       -------------------------
          Steven H. Rothman
       Chief Financial Officer